Exhibit 99.2

   AFC Gamma, Inc. Q2 2021 Earnings PresentationAugust 5, 2021

 Forward Looking Statements  Some of the statements contained in this presentation constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. The information contained in this section should be read in conjunction with our financial statements and notes thereto appearing elsewhere in our quarterly report on Form 10-Q for the quarter ended June 30, 2021. This description contains forward-looking statements that involve risks and uncertainties. Actual results could differ significantly from the results discussed in the forward-looking statements due to the factors set forth in “Risk Factors” in the final prospectus relating to our IPO filed with the Securities and Exchange Commission (“SEC”) in accordance with Rule 424(b) of the Securities Act of 1933, as amended on June 24, 2021 (“Final Prospectus”). In addition, some of the statements in this presentation constitute forward-looking statements, which relate to future events or the future performance or financial condition of AFC Gamma, Inc. (“AFCG” and the “Company,” “we,” “us” and “our”). The forward-looking statements contained in this presentation involve a number of risks and uncertainties, including statements concerning: our business and investment strategy; our projected operating results including our projections for distributable earnings for the second quarter of 2021; the impact of the COVID-19 pandemic, on our business and the United States and global economies; the ability of our Manager to locate suitable loan opportunities for us, monitor, service and administer our loans and execute our investment strategy; allocation of loan opportunities to us by our Manager; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; the state of the United States, European Union and Asian economies generally or in specific geographic regions; the estimated growth in and evolving market dynamics of the cannabis market; the demand for cannabis cultivation and processing facilities; shifts in public opinion regarding cannabis; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; the collectability and timing of cash flows, if any, from our loans; our ability to obtain and maintain financing arrangements; our expected leverage; changes in the value of our loans; our expected portfolio of loans; our expected investment and underwriting process; rates of default or decreased recovery rates on our loans; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in interest rates of our loans and impacts of such changes on our results of operations, cash flows and the market value of our loans; interest rate mismatches between our loans and our borrowings used to fund such loans; the departure of any of the executive officers or key personnel supporting and assisting us from our Manager or its affiliates; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our exemption from registration under the Investment Company Act of 1940 (the “1940 Act”); our ability to qualify and maintain our qualification as a real estate investment trust (“REIT”) for United States federal income tax purposes; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; market trends in our industry, interest rates, real estate values, the securities markets or the general economy.We use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and financial condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and the other information included in our Final Prospectus and elsewhere in our quarterly report on Form 10-Q for the quarter ended June 30, 2021. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, registration statements on Form S-11, quarterly reports on Form 10-Q and current reports on Form 8-K .

 Legal Disclaimers  Important Notices This presentation is by AFC Gamma, Inc., a publicly traded company that will elect to be taxed as a REIT for federal income tax purposes and is being furnished in connection with AFCG’s results. This presentation is provided for investors in AFCG for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. AFCG is not a registered investment adviser. AFCG is managed by AFC Management, LLC ("AFCM"), a registered investment adviser. This presentation is not a communication by AFCM and is not designed to maintain any existing AFCM client or investor or solicit new AFCM clients or investors.We routinely post important information for investors on our website, www.afcgamma.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. AFCG encourages investors, analysts, the media and others interested in AFCG to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website under the “IR Resources” section and enter the required information to enable notifications. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for AFCG or any of its affiliates. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Distributable Earnings to evaluate our performance excluding the effects of certain transactions and certain GAAP adjustments that we believe are not necessarily indicative of our current loan activity and operations. We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with GAAP. The determination of Distributable Earnings is substantially similar to the determination of Core Earnings under our Management Agreement, provided that Core Earnings is a component of the calculation of any Incentive Fees earned under the Management Agreement for the applicable time period, and thus Core Earnings is calculated prior to Incentive Fee expense, while the calculation of Distributable Earnings accounts for any Incentive Fees earned for such time period. We define Distributable Earnings as, for a specified period, the net income (loss) computed in accordance with GAAP, excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income (loss); provided that Distributable Earnings does not exclude, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash, (iv) provision for current expected credit losses and (v) one-time events pursuant to changes in GAAP and certain non-cash charges, in each case after discussions between our Manager and our independent directors and after approval by a majority of such independent directors.We caution readers that our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our reported Distributable Earnings may not be comparable to similar measures presented by other REITs. We have not provided reconciliations of expected distributable earnings for the quarter ending June 30, 2021for distributable earnings, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. We are unable, without unreasonable efforts, to forecast certain items required to develop meaningful comparable GAAP financial measures. These items include changes in unrealized gains, non-cash equity compensation expenses and the impact of non-cash adjustments for current expected credit losses that are difficult to predict in advance in order to include in a GAAP estimate.Please see the section entitled “Reconciliation of Distributable Earnings to GAAP Net Income” in the attached Appendix C for a reconciliation to the most directly comparable GAAP financial measures.

Management Presenters



Leonard Tannenbaum

Founder & Chief Executive Officer

Over 22 years of experience in credit investing

Founder and former Chief Executive Officer of Fifth Street, a ~$5 billion credit-focused asset manager



Jonathan Kalikow

Head of Real Estate

Over 15 years experience in real estate as part of Kalikow Real Estate & Construction, a family-owned real estate firm operating for ~100 years

Co-Founder of Gamma Real Estate, a $2 billion commercial real estate lender and investor



Thomas Geoffroy

Chief Financial Officer

20 years of experience in accounting and finance

Formerly the Chief Financial Officer at United Capital Markets and Controller at Ares Management



Robyn Tannenbaum

Partner, Head of Origination and Investor Relations

Over 7 years of experience in healthcare mergers & acquisitions and leveraged finance at CIT Group

Former Head of Investor Relations at Fifth Street



Brandon Hetzel

Controller

11 years of experience primarily in real estate accounting

Formerly Vice President of Finance for El-Ad National Properties

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 Agenda  Why AFC Gamma? Q2 2021 Financial HighlightsMarket Opportunity Corporate OverviewCorporate OverviewAppendix    5  1  2  3  4  5

Why AFC Gamma?

Backed by years of combined lending expertise and real estate experience, AFC Gamma is well-positioned in the high-growth cannabis industry and poised to deliver enhanced value for shareholders



A Leading Institutional Loan Origination Platform

- Premier financing source for cannabis operators
- Extensive loan sourcing, underwriting, structuring and portfolio management expertise
- Current Commitments of ~$195.3 million and Outstanding Principal Balance of ~$175.3 million[(1)(2)]

Rapidly Growing Addressable Market

- First-mover advantage results in capturing market share and establishing long-term client relationships
- U.S. retail cannabis market is expected to generate between $22.0 billion to $26.4 billion in total sales for 2021[(3)]
- U.S. retail sales projected to rise to between $38.4 billion and $45.9 billion by 2025[(3)]

Attractive Risk-Adjusted Returns on Investment

- Attractive supply-demand imbalance created by constrained financing environment
- Targeting loans with gross yields within the range of 12% to 20%, with an estimated yield-to-maturity of ~21% on the existing portfolio[(1)]

Strong Balance Sheet

- Stringent and highly disciplined underwriting, combined with an unwavering focus on underlying real estate value, resulting in a high-quality portfolio
- Low leverage balance sheet and strong real estate, cash flow and license coverage across the portfolio

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(1) As of August 1, 2021.
(2) Current Commitments represents the total committed principal value at closing of our outstanding loans. This amount does not include an additional commitment to fund a $19.75 million senior secured term loan which is contingent on the borrower raising additional equity as required by the loan agreement. Outstanding Principal Balance represents the current principal value of our outstanding loans, which includes impact from amortizations, repayments and capitalized Payment In Kind ("PIK") payments.
(3) Source: 2021 Marijuana Business Daily.

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AFCG Company Overview

Premier Commercial Mortgage REIT
NASDAQ: AFCG

- Only NASDAQ-listed provider of institutional loans to the cannabis industry
- Originates and funds loans to established high-quality cannabis operators in states with attractive licensing and favorable supply/demand environments
- Our objective is to provide compelling risk-adjusted returns with loans that typically include amortization and/or cash flow sweeps, significant collateral and favorable pricing, driving average annual gross yields of approximately 12% – 20%
- Robust investment review process including market research, management underwriting and in-depth due diligence
- Founded in July 2020 by veteran investor Leonard Tannenbaum
- Collectively, the management team has directly structured over $10 billion in loan transactions and taken four companies public
- AFCG received a “BBB-” investment grade rating from Egan-Jones in June 2021

A Leading Lender to the Cannabis Space (1)

$237MM
Total Commitments Since Inception by the Manager (2)

~21%
Estimated Yield on Existing Portfolio

1.0x
Real Estate Collateral Coverage on Existing Portfolio

$855MM
Actionable Pipeline

≥$22.0Bn
Retail Cannabis Market Size in 2021

50+
Years Investing Experience by Investment Committee

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(1) Industry source: 2021 Marijuana Business Daily. All company data as of August 1, 2021.
(2) Total Commitments represents the total committed principal value at closing. This amount does not include an additional commitment to fund a $19.75 million senior secured term loan which is contingent on the borrower raising additional equity as required by the loan agreement.

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Market Opportunity in the Current Environment

Legalization Fuels Expanding Market Size(1)

68%	~20%	~192MM	>$38.4Bn
Americans Support Legalization	Projected Adult-Use Retail Cannabis Market CAGR 2020-2025	People Worldwide Use Cannabis as of 2018	Expected Legal Market Size by 2025

Potential Reform at the Federal Level(2)

The SAFE Banking Act

- The SAFE Banking Act would protect the business banking practices (i.e., all lenders and depository institutions) of those operating legally under state law
- Money from state-legal cannabis companies would not be considered as proceeds of a crime, as state-legal cannabis would be carved out of enumerated unlawful activities

The MORE Act & Other Initiatives

- The MORE Act would end criminalization of cannabis at the federal level by removing it from the list of controlled substances
- In February 2021, the Senators Booker, Wyden and Schumer announced a plan to introduce cannabis reform legislation that would ensure restorative justice, protect public health and implement responsible taxes and regulations to the cannabis industry

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(1) Sources: Gallup Poll: "Support for Legal Marijuana Inches Up to New High of 68%" Gallup. 9 November 2020; 2021 Marijuana Business Factbook; United Nations 2020 World Drug Report.
(2) Sources: Secure And Fair Enforcement ("SAFE") Banking Act of 2019; The Marijuana Opportunity Reinvestment and Expungement ("MORE") Act of 2019; "Booker, Wyden, Schumer Joint Statement on Cannabis Reform Legislation," 01 February 2021: https://www.booker.senate.gov/news/press/booker-wyden-schumer-joint-statement-on-cannabis-reform-legislation.

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AFCG's Market Opportunity

Limited Supply of Capital

- Institutional banks generally decline to provide full services to cannabis-related businesses
- Alternative sources of financing needed to complete commitments, allowing lenders to demand strong risk-adjusted returns with significant collateral

Market Challenges

- Stringent state-by-state regulations and lengthy license approval processes
- Costly and complex distribution process
- Current sizable illicit market in legalized cannabis states

Opportunistic Solutions

- Rapidly growing industry combined with high-quality cannabis operators running capital-intensive businesses that face significant hurdles accessing capital provides opportunities for AFCG, as the only U.S. publicly-traded lender focused on the industry



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Impact of COVID-19

91% Medical cannabis users with mental health conditions reported a 91% increase in use on average since COVID-19

8 States have deemed cannabis essential for both medicinal and adult use

21 States have deemed cannabis essential for medicinal use only*



Most state governments around the nation have deemed medical marijuana companies "essential" during the coronavirus pandemic, meaning the vast majority can keep doing business after residents were told to stay at home and many businesses were ordered to scale back or close their operations

Of the 29 states with operational cannabis programs, all but one have deemed cannabis an essential service for the entirety of their cannabis program (medicinal only, or medicinal and recreational)

During the COVID-19 pandemic, all of AFCG's clients were deemed essential businesses and remained open

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Source: Marijuana Business Daily (4/2/20), "US Markets that have Allowed Marijuana Businesses to Remain Open During Coronavirus Pandemic", Forbes, "Medical Cannabis Use For Mental Health Increased During Covid-19 Pandemic, Study Finds."

*Massachusetts is the only state that deemed cannabis essential for medicinal use and non-essential for recreational use, despite that it has legalized both medicinal and recreational use.

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   Other tools include, but are not limited to appraisals, quality of earnings, environmental reports, site visits, AML compliance, comparable analysis and background searches.  From Origination to Management  Given our commitment to sourcing loans with high return potential and controlled risk, AFCG is involved in all key phases of the lending process  AFCG maintains a direct-origination platform, which works to create enhanced yields and allows us to put in greater controls for loans that AFCM originates and structures. The platform drives increased deal flow, which provides for improved selectivity  AFCG screens potential deals based on four criteria: company financial strength, the in-state environment for cannabis, regulatory/license value considerations, and property-value metrics(1)   Our Investment Committee focuses on managing risk via a comprehensive company analysis. Approval from the committee is required for each loan before commitment papers are issued  Our investment team works alongside external counsel to negotiate loan documents, with an emphasis on financial covenants and a limitation of actions that may be adverse to lenders. Once the loan is funded, we monitor the company’s performance over the life of the loan  1  2  3  4  Origination  Underwriting  Investment Committee  Ongoing Review

AFC Gamma's Underwriting Criteria

Borrower & Operations

- Type of operations – cultivation, processing, manufacturing and distribution
- Mix analysis – wholesale vs. retail
- State regulatory approval
- Quality of management – cultivation experience and financial expertise, among other factors
- Brand analysis – owned brands or produce for others
- Quality control analysis – testing, operational procedures, remediation procedures
- Construction projects – historical ability to hit budget and timeline

Loan Analysis

- Loan size and capital structure overview – current and pro forma
- Loan economics – interest rate, Original Issue Discount ("OID"), exit fees, prepayment penalties, etc.
- Loan security – real estate, licenses, parent guaranty, cash flow, trademarks, etc.
- Thorough covenant analysis and remedies to breach
- Review of the agent and participants in the syndication process
- Risks and mitigants of the loan – credit risk, business risk, structure risk, etc.
- Assigned Rights are sold concurrently with closing and recognized as additional OID

Real Estate & Structure

- Type of cultivation (outdoor, greenhouse, indoor), processing capabilities, and distribution abilities
- Size, construction, and suitability of the facility
- Total land and hard/soft costs analysis to determine total basis and estimate replacement costs
- Visual and/or physical site visit to inspect the land, facilities, and specific systems in use
- Real estate metrics:
  - Loan to Cost
  - Loan to Value

Financial Analysis & Metrics

- Historical and projected cash flow analysis
- Capital structure analysis – current and pro forma
- Loans are structured with covenants such as maximum leverage ratio, debt service coverage ratio, fixed charge coverage ratio, minimum EBITDA, and minimum cash
- Cost per gram of the product
- Full financial model – vertically integrated, wholesaler, distributor, etc.
- Quality of earnings report

State-by-State Analysis

- Legislative environment of every state a company operates within
- Probability analysis of legislative changes in each state
- Growing conditions and seasonality within the state
- Local planning and permits
- Current political climate and importance of cannabis
- License dynamics – number and type (vertical, single)

License Analysis

- Fully examine the licenses owned in each state
- Review the licenses under application in each state
- Evaluate the transferability of license(s) held by the company
- Analyze the valuation and marketplace for licenses in each state

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AFC Gamma Maintains a Strong Deal Funnel and Pipeline

Through AFC Gamma's direct origination platform, the Company continues to source deals across the cannabis industry in various states and maintains a robust pipeline of actionable opportunities



Deals Sourced
$6.7Bn(1)
Potential Funding of Active Deals
$855MM(2)
Total Commitments Since Inception by the Manager
$237.4MM(3)(4)
Outstanding + Committed
$195.3MM(4)(5)
Outstanding
$175.3MM(6)

(1) Represents deals sourced by AFCG's manager from January 1, 2020 through August 1, 2021.
(2) Includes potential syndications.
(3) Total Commitments represents the total committed principal value at closing.
(4) This amount does not include an additional commitment to fund a $19.75 million senior secured term loan which is contingent on the borrower raising additional equity as required by the loan agreement.
(5) Current Commitments represents the total committed principal value at closing of our outstanding loans.
(6) Outstanding Principal Balance represents the current principal value of our outstanding loans, which includes impact from amortizations, repayments and capitalized PIK payments.

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Investment Portfolio Activity

Current Commitments[1]
(in millions)



$250
$200
$150
$100
$50
$0
$33.5
$97.2
$130.7
$24.0
$163.7
$187.7
$20.7
$174.6
$195.3
Q1 2021
Q2 2021
As of 8/1/21 (2)
Funded
Unfunded

Weighted average yield to maturity of

~21%

as of August 1, 2021[3]

(1) Current Commitments represents the total committed principal value at closing of our outstanding loans (as of March 31, 2021, June 30, 2021, and August 1, 2021). This amount does not include an additional commitment to fund a $19.75 million senior secured term loan which is contingent on the borrower raising additional equity as required by the loan agreement.
(2) This amount does not include an additional commitment to fund a $19.75 million senior secured term loan which is contingent on the borrower raising additional equity as required by the loan agreement.
(3) Estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing collectability of exit fees, the probability and timing of prepayments and the probability of contingent features occurring. For example, our credit agreements with certain borrowers contain provisions pursuant to which certain PIK interest rates and fees earned by us under such credit agreements will decrease upon the satisfaction of certain specified criteria, which we believe may improve the risk profile of the applicable borrower. To be conservative, we have not assumed any prepayment penalties or early payoffs in our estimated YTM calculation. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions.

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   The 2018 Farm Bill permits state regulation of the increased cannabidiol (“CBD”) and lower tetrahydrocannabinol (“THC”) programs. As of August 1, 2021.   Diversified Portfolio Across Geography Type  Cannabis is a rapidly expanding market with a limited supply of institutional capital    AFCG’s active loan portfolio includes 15 loans across 14 states (2)  AFCG Portfolio Diversification(2)  Current Legalization by State  36 states + DC have legalized medicinal cannabis, of those, 18 + DC have legalized adult use cannabis and 2 states have legalized high-CBD, low-THC medical programs(1)  High-CBD/Low-THC Medical Programs  Legalized  Illegal      Medical Only          States with AFCG operations and/or collateral supporting loans

AFCG Portfolio Summary

AFCG has reviewed 344 deals, representing $6.7 billion in Aggregate Value*

15 Funded **3** Committed **65** In Review **261** Rejected

Loan Names	Status	Original Funding Date[(1)]	Loan Maturity	AFCG Loan, net of Syndication	% of Total AFCG	Principal Balance as of 8/1/2021	Cash Interest Rate	Paid In Kind ("PIK")	Fixed/ Floating	Amortization During Term	YTM [(2)(3)]
Public Co. A - Real Estate Loan	Funded	7/3/2019	1/26/2023	$ 2,940,000	1.5%	$ 2,940,000	12.0%	2.0%	Fixed	No	19%
Public Co. A - Equipment Loans	Funded	8/5/2019	3/5/2024	4,000,000	2.0%	2,936,222	12.0%	N/A	Fixed	Yes	19%
Private Co. A	Funded	5/8/2020	5/8/2024	34,000,000	17.4%	34,596,678	13.0%	4.0%	Fixed	Yes	23%
Private Co. B	Funded	9/10/2020	9/1/2023	10,500,000	5.4%	9,108,586	13.0%	4.0%	Fixed	Yes	26%
Private Co. C	Funded	11/5/2020	12/1/2025	22,000,000	11.3%	18,934,222	13.0%	4.0%	Floating	Yes	22%
Sub. of Public Co. D[(4)]	Funded	12/18/2020	12/18/2024	10,000,000	5.1%	10,000,000	12.9%	N/A	Fixed	No	14%
Private Co. D	Funded	12/23/2020	1/1/2026	12,000,000	6.1%	12,148,120	13.0%	2.0%	Fixed	Yes	20%
Private Co. E	Funded	3/30/2021	4/1/2026	21,000,000	10.8%	11,248,289	13.0%	4.0%	Floating	Yes	26%
Private Co. F	Funded	4/27/2021	5/1/2026	13,000,000	6.7%	7,247,375	13.0%	4.0%	Fixed	Yes	28%
Public Co. E[(4)]	Funded	4/29/2021	4/29/2025	15,000,000	7.7%	15,000,000	13.0%	N/A	Fixed	Yes	17%
Sub of Private Co. G	Funded	4/30/2021	5/1/2026	22,000,000	11.3%	22,225,656	13.0%	4.0%	Floating	Yes	19%
Sub of Private Co. H[(5)]	Funded	5/11/2021	5/11/2023	5,781,250	3.0%	5,781,250	15.0%	N/A	Fixed	No	20%
Public Co. F	Funded	5/21/2021	5/30/2023	10,000,000	5.1%	10,000,000	9.8%	N/A	Fixed	No	12%
Private Co. I	Funded	7/14/2021	8/1/2026	10,075,000	5.2%	10,087,594	13.0%	2.5%	Floating	Yes	18%
Private Co. J - Bridge Loan[(6)]	Funded	7/16/2021	8/31/2021	3,000,000	1.5%	3,000,000	13.0%	N/A	Fixed	No	N/A
			SubTotal	$ 195,296,250	100.0%	$ 175,253,991	12.8%	3.6%			21%

(1) All loans originated prior to July 31, 2020 were purchased from an affiliated entity at fair value which approximated accreted and/or amortized cost plus accrued interest on July 31, 2020.

(2) Estimated YTM includes a variety of fees and features that affect the total yield, which may include, but is not limited to, OID, exit fees, prepayment fees, unused fees and contingent features. OID is recognized as a discount to the funded loan principal and is accreted to income over the term of the loan. Loans originated before July 31, 2020 were acquired by us, net of unaccreted OID, which we accrete to income over the remaining term of the loan. In some cases, additional OID is recognized from additional purchase discounts attributed to the fair value of equity positions that were separated from the loans prior to our acquisition of such loans. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing collectability of exit fees, the probability and timing of prepayments and the probability of contingent features occurring. For example, certain credit agreements may contain provisions pursuant to which certain PIK interest rates and fees earned by us under such credit agreements will decrease upon the satisfaction of certain specified criteria which we believe may improve the risk profile of the applicable borrower. To be conservative, we have not assumed any prepayment penalties or early payoffs in our estimated YTM calculation. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions.

(3) Estimated YTM for the loans with Public Company A, Private Company A, Private Company D, and Private Company E is enhanced by purchase discounts attributed to the fair value of equity warrants that were separated from the loans prior to our acquisition of such loans. The purchase discounts accrete to income over the respective remaining terms of the applicable loans.

(4) Loans to Subsidiary Of Public Company D and Public Company E do not reflect each borrower's option to request a maturity extension for an additional 364 days from the respective original loan maturity date, each of which we are not obligated to grant.

(5) Loan to Subsidiary of Private Company H does not reflect the borrower's option to request up to two maturity extensions each for an additional six months from the then-existing loan maturity date. The first extension, which is available at the borrower's sole option, is subject to a payment of a 2.0% fee. The second extension is subject to the approval of all lenders.

(6) Estimated YTM for bridge loan to Private Company J is not presented due to the loan's short-term nature, which results in a high estimated YTM that management does not believe is indicative of our expected YTM for the average loans of the types that constitute our portfolio.

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* Represents period beginning January 1, 2020 through August 1, 2021.

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AFC Gamma Q2 2021 Book Value*  97.2      *June 30, 2021 values per share based on 16,116,877 shares of common stock outstanding as of June 30, 2021. Year to Date (“YTD”) for the six months ended June 30, 2021.   (1)

 Distributable Earnings & Dividends   (2)  Distributable earnings per share based on 7,144,670 basic weighted average common shares outstanding at March 31, 2021.Q1 2021 dividend of $2.2 million / $0.36 per share paid on 3/31/2021 to pre-IPO shareholders of record on March 31, 2021.Distributable earnings per share based on 13,457,536 basic weighted average common share outstanding at June 30, 2021.Q2 2021 dividend of $5.1 million / $0.38 per share paid on 6/30/2021 to shareholders of record on June 15, 2021.  (3)  (4)

 Questions?          APPENDIXQ2 2021 Financial Overview

 APPENDIX A  Second Quarter Balance Sheets

 APPENDIX B  Second Quarter Income Statements

 APPENDIX C  Reconciliation of Distributable Earnings to GAAP Net Income        For the threemonths endedJune 30, 2021             For the sixmonths endedJune 30, 2021       Net Income     $  4,627,787        $  6,028,542        Adjustments to net income                             Non-Cash Equity compensation expense        11,457           1,610,572        Depreciation and amortization        -           -        Unrealized (gain), losses or other non-cash items        483,159           627,561        Provision for current expected credit losses        645,786           711,886        One-time events pursuant to changes in GAAP and certain non-cash charges        -           -        Distributable Earnings     $  5,768,189        $  8,978,561        Adjustments to Distributable Earnings                             Organizational expense        -           -        Adjusted Distributable Earnings     $  5,768,189        $  8,978,561        Basic weighted average shares of common stock outstanding (in shares)        13,457,536           10,318,542        Adjusted Distributable Earnings per weighted Average Share     $  0.43        $  0.87

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